UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

Nxu, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41509	92-2819012
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1828 N. Higley Rd. Ste 116, Mesa, AZ 85205
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 309-5425

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NXU	NASDAQ

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Current Report on Form 8-K filed by Nxu, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on April 2, 2024, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (the “Staff”), notifying the Company that the bid price of its listed securities had closed at less than the minimum bid price of $1.00 per share required for continued listing on The Nasdaq Capital Market (“Nasdaq”) pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company was granted 180 calendar days, or until September 30, 2024, to regain compliance with the Minimum Bid Price Requirement. Subsequently, on October 1, 2024, the Company was afforded an additional 180 calendar day compliance period, or until March 31, 2025, to demonstrate compliance.

In order to regain compliance with the Minimum Bid Price Requirement, as previously disclosed in a Current Report on Form 8-K filed by the Company with the SEC on March 31, 2025, the Company filed an amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s listed securities, its Class A common stock, par value $0.0001 per share (the “Class A common stock”), at a ratio of 1-for-20. The Reverse Stock Split became effective at 12:01 a.m. Eastern Time on March 31, 2025. The Reverse Stock Split was intended to, among other things, increase the per-share market price of the Class A common stock in order for the Company to regain compliance with the Minimum Bid Price Requirement.

On April 1, 2025, the Company received a letter from the Staff notifying the Company that it had not regained compliance with the Minimum Bid Price Requirement for continued listing on Nasdaq and that, as a result, the Company’s securities would be subject to delisting. Although the Reverse Stock Split had become effective on March 31, 2025, the shares of Class A common stock had not maintained a minimum bid price of $1.00 per share for a minimum of 10 consecutive business days during the applicable compliance period. The Company subsequently appealed the Staff’s determination to Nasdaq’s Hearing Panel (the “Panel”) on April 7, 2025.

On June 10, 2025, the Company received a determination letter (the “Determination”) from the Staff indicating that the Panel had determined to delist the Company’s securities from Nasdaq. The Determination stated that the Company was provided a second 180-day grace period to cure Minimum Bid Price Requirement deficiency after the Company committed to conducting a reverse stock split in order to regain compliance with the Minimum Bid Price Requirement, but the Company failed to complete the Reverse Stock Split by a date that would allow it to demonstrate compliance prior to the end of the second 180-day grace period. As a result, the Panel did not approve the Company’s request for an additional 180 day exception to the Minimum Bid Price Requirement to give the Company an opportunity to secure shareholder approval for another reverse stock split. Although the Determination stated that Nasdaq will suspend trading in the Company’s securities effective at the open of business on June 6, 2025, trading in the Company’s securities has been suspended since the open of business on April 10, 2025.

The Determination informed the Company that it has 15 days from the date of the Determination, or June 19, 2025, to request that the Nasdaq Listing and Review Council (the “Council”) review the Panel’s decision, or the Council may, on its own motion, determine to review the Panel’s decision within 45 calendar days after issuance of the Determination, or July 19, 2025. In connection with the Determination, the Company anticipates that a Form 25-NSE will be filed with the SEC after all review and appeal procedures and periods available under Nasdaq Listing Rules have expired, which will remove the Company’s securities from listing and registration on Nasdaq.

The Company does not intend to submit a request to the Council to review the Panel’s decision. Once the Company’s securities are delisted, there may be a very limited market in which the Company’s shares are traded, the Company’s stockholders may find it difficult to sell their shares of the Class A common stock and the trading price of the Company’s securities, if any, may be adversely affected.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “project,” and similar expressions also identify forward looking statements. Forward-looking statements include, but are not limited to: statements concerning (i) the Company’s intent to not appeal the Panel’s determination to the Council and (ii) a reverse stock split having the effect of increasing the per-share market price of the Class A common stock for a meaningful amount of time in order for the Company to regain compliance with the Minimum Bid Price Requirement. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside of the Company’s control and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) whether the Council determines to review the Panel’s decision; (ii) general market conditions impacting the intended effects of a reverse stock split; or (iii) the Company’s ability to otherwise maintain compliance with any other continued listing requirement of Nasdaq. Additional information regarding risks and uncertainties associated with the Company’s business and a discussion of some of the factors that may cause actual results to differ materially from the results expressed or implied by such forward-looking statements can be found in the Company’s filings with the SEC, including the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in its subsequent filings with the SEC. These forward-looking statements are based on information as of the date hereof, and the Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXU, INC.

Date: June 16, 2025	By:	/s/ Mark Hanchett
Mark Hanchett
Chief Executive Officer

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